SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2006

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 19, 2006, UnitedHealth Group Incorporated (the “Company”) issued a press release discussing fourth quarter 2005 results. A copy of the press release is furnished herewith as Exhibit 99 and incorporated in this Item 2.02 by reference. The press release contains forward-looking statements regarding the Company.

To supplement our consolidated financial results as determined by generally accepted accounting principles (GAAP), the press release also discloses the following non-GAAP information which management believes provides useful information to investors:

Certain account balances and financial measures have been presented in this earnings release excluding our AARP business. Management believes these disclosures are meaningful since underwriting gains or losses related to the AARP business are recorded as an increase or decrease to a rate stabilization fund (RSF) and the effects of changes in balance sheet amounts associated with the AARP program accrue to the overall benefit of the AARP policyholders through the RSF balance. Although the Company is at risk for underwriting losses to the extent cumulative net losses exceed the balance in the RSF, the Company has not been required to fund any underwriting deficits to date and management believes the RSF balance is sufficient to cover potential future underwriting or other risks associated with the contract.

Adjusted operating cash flows is presented in the earnings release to facilitate the comparison of cash flows from operating activities for periods in which the Company does not receive all monthly premium payments from the Centers for Medicare and Medicaid Services (CMS). CMS is contractually obligated to pay their monthly premium on the first calendar day of the applicable month. If the first calendar day of the month falls on a weekend or a holiday, CMS has historically paid the Company on the last business day of the preceding calendar month. As such, GAAP operating cash flows may vary depending upon the number of payments received by the Company from CMS during a particular period. Adjusted operating cash flows presents operating cash flows assuming that each monthly CMS premium payment was received on the first calendar day of the month.

The 2005 operating cost ratio, operating margin and diluted net earnings per common share excluding Medicare Part D market launch expenses have been presented in the earnings release to facilitate comparison of these measures across periods that do not contain similar expenses. Medicare Part D is a new program under which we began providing prescription drug insurance coverage to Medicare-eligible individuals beginning January 1, 2006.

UnitedHealth Group

Reconciliation of Non-GAAP Financial Measures

(in millions, except per share data)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
GAAP Cash Flows From Operating Activities	$632	$1,250	$4,326	$4,135
January 2005 CMS Premium Payment Received in December 2004	—	(275)	275	(275)
October 2005 CMS Premium Payment Received in September 2005	309	—	—	—
January 2004 CMS Premium Payment Received in December 2003	—	—	—	175

Adjusted Cash Flows From Operating Activities	$941	$975	$4,601	$4,035

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
GAAP Operating Costs	$1,872	$1,592	$6,814	$5,743
Medicare Part D Market Launch Expenses	(50)	—	(60)	—

Adjusted Operating Costs	$1,822	$1,592	$6,754	$5,743

GAAP Operating Cost Ratio	15.5%	15.1%	15.0%	15.4%
Adjusted Operating Cost Ratio	15.1%	15.1%	14.9%	15.4%

GAAP Earnings From Operations	$1,429	$1,188	$5,373	$4,101
Medicare Part D Market Launch Expenses	50	—	60	—

Adjusted Earnings From Operations	$1,479	$1,188	$5,433	$4,101

GAAP Operating Margin	11.9%	11.3%	11.8%	11.0%
Adjusted Operating Margin	12.3%	11.3%	12.0%	11.0%

GAAP Diluted Net Earnings Per Common Share	$0.65	$0.54	$2.48	$1.97
Impact of Medicare Part D Market Launch Expenses	0.02	—	0.03	—

Adjusted Diluted Net Earnings Per Common Share	$0.67	$0.54	$2.51	$1.97

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

UnitedHealth Group and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements in this report, in presentations, press releases (including the earnings release attached as Exhibit 99 to this report and the earnings conference call described in such earnings release), filings with the Securities and Exchange Commission, reports to shareholders and in meetings with analysts and investors. Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors. These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-looking statements. Some factors that could cause results to differ materially from the forward-looking statements include:

•	increases in health care costs that are higher than we anticipated in establishing our premium rates, including increased consumption of or costs of medical services;

•	heightened competition as a result of new entrants into our market, and consolidation of health care companies and suppliers;

•	events that may negatively affect our contract with AARP;

•	increased competition and other uncertainties resulting from changes in Medicare laws;

•	increases in costs and other liabilities associated with increased litigation, legislative activity and government regulation and review of our industry;

•	our ability to execute contracts on competitive terms with physicians, hospitals and other service providers;

•	failure to maintain effective and efficient information systems, which could result in the loss of existing customers, difficulties in attracting new customers, difficulties in determining medical costs estimates and appropriate pricing, customer and physician and health care provider disputes, regulatory violations, increases in operating costs, or other adverse consequences;

•	possible impairment of the value of our intangible assets if future results do not adequately support goodwill and intangible assets recorded for businesses that we acquire;

•	costs associated with compliance with restrictions on patient privacy, including system changes, development of new administrative processes, and potential noncompliance by our business associates;

•	misappropriation of our proprietary technology;

•	potential effects of terrorism, including increased use of health care services, disruption of information and payment systems, and increased health care costs; and

•	the anticipated benefits of our acquisition of PacifiCare Health Systems, Inc. may not be realized due to a number of uncertainties, including integration of PacifiCare into UnitedHealth Group, and general competitive factors in the marketplace, which could result in increased costs, decreases in the amount of expected revenues and diversion of management’s time and resources.

This list of important factors is not intended to be exhaustive. A further list and description of some of these risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K and quarterly reports on Form 10-Q. Any or all forward-looking statements we make may turn out to be wrong. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2006

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ David J. Lubben
David J. Lubben
General Counsel & Secretary

EXHIBITS

Number	Description
99	Press Release, dated January 19, 2006, issued by UnitedHealth Group